INVESTMENT MANAGERS SERIES TRUST

803 W. Michigan Street

Milwaukee, Wisconsin 53233

October 12, 2012

Securities and Exchange Commission

100 F Street, NE
Washington, DC 20549

Attention: Division of Investment Management

Re:	Investment Managers Series Trust (the “Trust”) File Nos. 333-122901 and 811-21719 on behalf of Advisory Research Value Income Fund

The Trust is filing Post-Effective Amendment No. 292 to its Registration Statement under Rule 485(a)(2) to create a new series, Advisory Research Value Income Fund (the “Fund”).

The Fund will commence with the conversion of two limited partnership accounts, the Advisory Research Value Income Fund, L.P. (“LP I”) which commenced operations on June 30, 2003 and the Advisory Research Value Income Fund II, L.P. (“LP II”) which commenced operations on September 30, 2003, into shares of the Fund. The limited partnership accounts are managed with objectives, policies, guidelines and restrictions, in all material respects, equivalent to those of the Fund. The bar chart and the performance table under the section titled “Performance” of the Prospectus are for the LP I account which has substantially larger asset size and slightly longer operating history then the LP II account. In addition, as the fees and expenses of the Fund have not been determined, the return figures presented under the Performance section have not been adjusted to reflect the estimated gross annual operating expenses of the Fund. The performance figures will be adjusted in the next post-effective amendment filing should the estimated gross annual operating expenses of the Fund be higher than expenses of the LP I account.

Please direct your comments to the undersigned at (626) 914-1041. Thank you.

Sincerely,

/s/Rita Dam

Rita Dam

Investment Managers Series Trust

Treasurer